Exhibit 10.1

SECOND AMENDMENT

TO

COLLABORATION AND LICENSE AGREEMENT

This Second Amendment to Collaboration and License Agreement (this “Second Amendment”) is entered into as of September 24, 2020 (the “Second Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7210 Frederick- Banting, Suite 100, St. Laurent, Quebec, Canada H4S 2A1 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at One Broadway, 15th Floor, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (as amended, the “Agreement”), pursuant to which, among other things, certain information and data is provided to the BMS members of the JSC on an unblinded basis; and

WHEREAS, the Parties wish to amend the Agreement to enable unblinding of BMS’s Alliance Manager in the same conditions and subject to the same terms as the unblinding of the BMS JSC members;

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.	Capitalized terms used in this Second Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.
2.

Solely for purposes of Sections 2.3, 2.5.1(d); 2.5.2(b), 2.5.5(a), 2.6.3, 5.2.2(o), 5.2.7 and any other provisions of the Agreement governing unblinding of Targets to the JSC, the Alliance Manager appointed by BMS (the “BMS Alliance Manager”) shall be deemed to be a full member of the JSC.  Consequently, unblinding of the BMS Alliance Manager will not constitute or be interpreted as unblinding of BMS.

3.

This Second Amendment shall be deemed incorporated into and made a part of the Agreement.  The provisions of this Second Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this Second Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this Second Amendment shall govern and control.  Except as expressly modified by the terms of this Second Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.

4.

This Second Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.  Any such counterpart, to the extent delivered by means of electronic delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Second Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Second Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY
By:	Janeen Doyle
Name: /s/ Janeen Doyle
Title: Vice President, Research & Early Development Alliances, Strategy & Business Development

REPARE THERAPEUTICS INC.
By:	Steve Forte
Name: /s/ Steve Forte
Title: EVP & CEO

REPARE THERAPEUTICS USA, INC.
By:	Kim A. Seth
Name: /s/ Kim A. Seth
Title: EVP, Head of Business and Corporate Development

DB1/ 116293254.2